LEASE / RENTAL AGREEMENT

This Lease/Rental Agreement dated: **January 28, 2019** is made and entered into between **Olympic Views, LLC** (Lessor) (Lessor) ("Lessor"), and **Harbor Custom Homes, Inc.** (Tenant) (Tenant) ("Tenant") for the "Property" commonly known as **80 Acres located at 9000 W Werner Rd.** (Address), **Bremerton** (City) **WA** (State) **98312** (Zip) **Kitsap** (County).

If this Agreement is for more than one (1) year, the legal description of the Property is attached as Exhibit A.

1. **TERM OF AGREEMENT** (check one).
   a. ☑ **Lease.** This Agreement is for a term of **24 Months** commencing on **02/01/19**. This Agreement shall end at midnight on **02/01/21**. Tenant must vacate the Property and surrender possession on the last day of the term. If Tenant holds over without the prior written consent of Lessor, Tenant shall be liable for rent and all other damages sustained by Lessor because of such holdover. If Tenant vacates prior to the expiration of the term, the security deposit shall be forfeited and Tenant shall be obligated for the rent payments for the remainder of the term, or until the Property has been re-rented whichever is less.
   b. ☐ **Month-To-Month.** This Agreement is for a month-to-month tenancy commencing on ________. Lessor or Tenant may terminate this Agreement upon written notice at least 20 days prior to the end of each monthly rental period. If any such notice is not received at least 20 days in advance, then it shall not be effective until the end of the following monthly rental period.
2. **POSSESSION.** Tenant's right to possession of the Property begins at the commencement of the term indicated above. If, through no fault of Lessor or Listing Firm, Lessor cannot deliver possession of the Property to Tenant on the date indicated above, Lessor shall not be liable to Tenant for damages.
3. **RENT.** Tenant shall pay rent as follows:
   a. **Amount and Due Date.** The rent is $ **6,250.00** per month, payable in advance and due on or before the ☑ first day; ☐ **15th** day of each month commencing on the first month of the term. Each monthly rental period shall begin on the day rent is due.
   b. **Payments.** Rent shall be paid to (check one): ☐ Listing Firm at the address below; ☑ Lessor at the address below; or ☐ ________.
   c. **First Month's Rent.** Lessor acknowledges receipt of $________ as the first and ________ month's rent.
   d. ☐ **Pro-Rated Rent.** Pro-rated rent from ________ to ________ is $________ and payable on ________.
4. **UTILITIES.** Tenant shall pay all utilities when due except: ☐ water; ☐ sewer; ☐ garbage; ☐ ________
5. **OCCUPANCY/SUBLETTING.** The Property is rented as a private residence for the following named persons: ________.

   Tenant shall not assign this Agreement, sublet all or any portion of the Property, nor give accommodation to any other persons, without the prior written consent of Lessor or Listing Firm.

SG	1/28/19			[signature]	1-28-19		
Tenant's Initials	Date	Tenant's Initials	Date	Lessor's Initials	Date	Lessor's Initials	Date

LEASE / RENTAL AGREEMENT
(Continued)

6. **SECURITY DEPOSIT.** Lessor acknowledges receipt from Tenant of the sum of $ __________, which shall be deposited in a trust account in ______________________ Bank, ______________________ Branch, in ______________________, WA. Lessor or Listing Firm will give written notice of any change in said depository. This deposit is security for performance of Tenant's obligations in this Agreement, including but not limited to payment of rent, and for any damages to and cleaning of the Property, for which Tenant is responsible.

   A written "Move In/Move Out Addendum" describing the condition and cleanliness of and any damage to the Property and furnishings shall be signed by Lessor or Listing Firm and Tenant upon commencement of tenancy and a written copy given to Tenant. No security deposit may be collected unless the Move In/Move Out Addendum is completed.

   Within twenty-one (21) days after termination of tenancy and vacation of premises (or abandonment of premises), Lessor will give Tenant a full and specific statement of the basis of retaining any of the deposit and a refund of any portion due Tenant, delivered to Tenant personally or sent U.S. first-class mail to Tenant's last known address. If the deposit is insufficient to reimburse Lessor for such damages and cleaning, Tenant shall pay any deficiency within fourteen (14) days of Lessor's demand.

7. **MAINTENANCE.** Tenant shall at all times maintain the Property, including any yard and lawn, in a neat and clean condition and upon termination of this Agreement will leave the Property in as good condition as it is now, reasonable wear and tear excepted. Tenant shall not make any alterations or improvements to the Property without Lessor's prior written approval.

   a. ☐ **Carpet Cleaning**. At the end of the term, Tenant shall have the carpets professionally cleaned and provide Lessor with a receipt evidencing the same.

8. **INSPECTION/SALE.** Lessor may enter the Property to inspect it or make alterations or repairs at reasonable times and, except in emergencies, shall give Tenant two days' notice. If Lessor wishes to show the Property to prospective purchasers or tenants, Lessor shall provide Tenant with one day's notice.

9. **RENT LATE CHARGE/NSF CHECK**. If any rent is not paid on or before the due date, Tenant shall pay a late charge of ☐ $______________ for each day that the same is delinquent, including the day of payment, up to a maximum of 10% of one month's rent; or ☑ $ 250.00 __________.

   Tenant shall pay a charge of $__________ for each NSF check given by Tenant to Lessor. Lessor shall have no obligation to redeposit any check returned NSF.

   In addition to the foregoing, Lessor may elect to terminate this Agreement for nonpayment of rent. Lessor shall notify Tenant of late rent and NSF check charges and the same must be paid within 5 days.

10. **NONREFUNDABLE FEE.** Tenant shall pay, prior to occupancy, a nonrefundable fee of $______________ for ______________________________. Lessor will not return this nonrefundable fee under any conditions.

11. **PETS.** No dogs, cats or other animals will be permitted on the Property without a fully executed Pet Agreement (NWMLS Form No. 68B).

12. **RENTERS INSURANCE.** Renter's insurance is available to Tenant for coverage related to liability for bodily injury, property damage, and for the theft, loss, or damage to Tenant's personal property.

    a. ☑ **Renter's Insurance**. Tenant shall obtain renter's insurance providing coverage for liability, bodily injury, property damage, and for the theft, loss, or damage to Tenant's personal property stored on the Property. Tenant shall provide Lessor a copy of the renter's insurance policy within five days of mutual acceptance of this Agreement.

LEASE / RENTAL AGREEMENT
(Continued)

13. CARBON MONOXIDE ALARMS. Lessor shall equip the Property with carbon monoxide alarm(s) in accordance with the state building code as required by RCW 19.27.530. The parties acknowledge that the Brokers are not responsible for ensuring that Lessor complies with RCW 19.27.530. Lessor and Tenant shall hold the Brokers and their Firms harmless from any claim resulting from Lessor's failure to install a carbon monoxide alarm(s) in the Property.

14. SMOKE DETECTOR. Tenant acknowledges and Lessor certifies that the Property is equipped with a smoke detector(s) as required by RCW 43.44.110 and that the detector(s) has/have been tested and is/are operable. It is Tenant's responsibility to maintain the smoke detector(s) as specified by the manufacturer, including replacement of batteries, if required. In addition, if the Property is a multi-family building (more than one unit), Lessor makes the following disclosures:

(a) The smoke detection device is ☐ hard-wired; ☐ battery operated.

(b) The Building ☐ does; ☐ does not have a fire sprinkler system.

(c) The Building ☐ does; ☐ does not have a fire alarm system.

(d) ☐ The building has a smoking policy, as follows:

☐ The building does not have a smoking policy

(e) ☐ The building has an emergency notification plan for occupants, a copy of which is attached to this Agreement.

☐ The building does not have an emergency notification plan for occupants.

(f) ☐ The building has an emergency relocation plan for occupants, a copy of which is attached to this Agreement.

☐ The building does not have an emergency relocation plan for occupants.

(g) ☐ The building has an emergency evacuation plan for occupants, a copy of which is attached to this Agreement.

☐ The building does not have an emergency evacuation plan for occupants.

Tenant hereby acknowledges receipt of a copy of the building's emergency evacuation routes.

15. AGENCY DISCLOSURE. If real estate brokers are involved in this transaction, then at the signing of this Agreement, Listing Broker represents ☐ Lessor; ☐ both Lessor and Tenant. Tenant's Broker represents ☐ Lessor; ☐ Tenant; ☐ both Lessor and Tenant; ☐ neither Lessor nor Tenant. Tenant's Firm, Tenant's Firm's Designated Broker, Tenant's Broker's Branch Manager (if any) and Tenant's Broker's Managing Broker (if any) represent the same party that Tenant's Broker represents. Listing Firm, Listing Firm's Designated Broker, Listing Broker's Branch Manager (if any), and Listing Broker's Managing Broker (if any) represent the same party that the Listing Broker represents. If Tenant's Broker and Listing Broker are different persons affiliated with the same Firm, then both Lessor and Tenant confirm their consent to Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as dual agents. If Tenant's Broker and Listing Broker are the same person representing both parties then both Lessor and Tenant confirm their consent to that person and his/her Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as dual agents. All parties acknowledge receipt of the pamphlet entitled "The Law of Real Estate Agency."

16. ATTORNEYS' FEES. If Lessor or Tenant institutes suit against the other concerning this Agreement, the prevailing party is entitled to reasonable attorneys' fees and expenses.

SG	1/28/19			[signature]	1-28-19		
Tenant's Initials	Date	Tenant's Initials	Date	Lessor's Initials	Date	Lessor's Initials	Date

LEASE / RENTAL AGREEMENT
(Continued)

17. **WAIVER OF SUBROGATION.** Lessor and Tenant hereby release and waive for the duration of this Agreement and any extension or renewal thereof their respective rights of recovery against each other for any loss resulting from perils of fire and/or extended coverage as defined in fire insurance policies issued to either Lessor or Tenant in effect at the time of the loss; provided that such waiver and release shall apply only in the event such agreement does not prejudice the insurance afforded by such policies.

18. **LOCAL ORDINANCES.** Lessor and Tenant acknowledge that there may be local ordinances or regulations that require Lessor to provide Tenant with certain information including, but not limited to a summary of "Landlord-Tenant Laws."

19. **COMPLIANCE WITH LAWS, CC&Rs, AND RULES AND REGULATIONS.** Tenant shall not use the Property in any way which violates any law, ordinance, or governmental regulation. In addition, Tenant shall abide by any applicable covenants, conditions, and restrictions of record ("CC&Rs"), the Rules attached to this Agreement, and any other applicable Rules. Tenant acknowledges receipt of any applicable CC&Rs and the Rules for the Property.

20. **LEAD-BASED PAINT.** If the Property includes housing that was built before 1978, then the Addendum entitled "Disclosure of Information on Lead-Based Paint and Lead-Based Paint Hazards" (NWMLS Form 22J or equivalent), must be attached to this Agreement unless this lease/rental transaction is exempt from applicable federal regulations.

21. **MOLD DISCLOSURE.** Tenant acknowledges receipt of the pamphlet entitled "A Brief Guide to Mold, Moisture, and Your Home."

[signature] 1/28/19	[signature] 1-28-19
Tenant Date	Lessor Date
Tenant Date	Lessor Date
11505 Burnham Dr. NW Suite 301	**PO Box 99945**
Tenant's Present Address	Lessor's Address
Gig Harbor, WA 98332	**Lakewood, WA 98496-0945**
City, State, Zip	City, State, Zip
Home Phone Work Phone	Lessor's Phone
Tenant's Employer	
Harbor Custom Homes, Inc.	
Tenant's Firm	Listing Firm
Tenant's Broker	Listing Broker
(253) 649-0636	
Tenant's Firm's Phone Number	Listing Firm's Phone Number
Tenant's Broker's E-mail Address	Listing Broker's E-mail Address
	Listing Firm's Address

Form 68C
Addendum to Lease/Rental Agreement
Rev. 6/13
Page 1 of 1

ADDENDUM TO LEASE/RENTAL AGREEMENT

The following is part of the Lease/Rental Agreement dated **January 28, 2019**

between **Olympic Views, LLC** (Lessor) ____ (Lessor) ("Lessor")

and **Harbor Custom Homes, Inc.** (Tenant) ____ (Tenant) ("Tenant")

concerning **80 Acres at 9000 W Werner Rd** (Address) **Bremerton** (City) **WA** (State) **98312** (Zip) (the "Property").

IT IS AGREED BETWEEN TENANT AND LESSOR AS FOLLOWS:

1) During the term of the lease, Tenant, (Harbor Custom Homes, Inc.) will have the option to purchase the property legally described below upon the Owners' (Olympic Views, LLC) rezone of the property from Industrial to R-10 residential and successful Boundary Line Agreement creating approximately 200 single family residential lots. Tenant will pay $25,000 per lot to (Lessor) Olympic Views, LLC for each single family lot. For Example: Upon completion of the rezone if Olympic Views, LLC has rezoned the property and created 210 residential lots meeting the R-10 zoning requirements, then Harbor Custom Homes, Inc. would pay $5,250,000 for the single family lots. (210 X $25,000 = $5,250,000) In the event the number of lots is greater or less than 210 then the Purchase Price would be increased or decreased by $25,000 per lot as the case may be. This option does not include the purchase of any remaining industrial property following the future rezone.

2) Harbor Custom Homes, Inc's, Agreement to lease the property and initial payment of $6,250 is the consideration for Tenant's (Harbor Custom Homes, Inc.) Option to Purchase said property.

ALL OTHER TERMS AND CONDITIONS of the Lease/Rental Agreement remain unchanged.

SG 1/28/19		[signature] 1-28-19	
Tenant's Initials Date	Tenant's Initials Date	Lessor's Initials Date	Lessor's Initials Date

LEASE / RENTAL AGREEMENT
(Continued)

STATE OF WASHINGTON)
)ss.
COUNTY OF Pierce)

I certify that I know or have satisfactory evidence that Sterling Griffin is the person who appeared before me, and said person acknowledged that he/she/they/it signed the instrument and acknowledged it to be his/her their/its free and voluntary act for the uses and purposes mentioned in the instrument.

LETA ANDERSON
Notary Public
State of Washington
My Appointment Expires
Feb 15, 2022

Dated: April 12, 2019
Signature: [signature]
Print Name: Leta Anderson
Notary Public in and for the State of Washington, Residing at: Pierce County
My Appointment Expires: 2/15/2022

(Use this space for notary stamp/seal.)

STATE OF WASHINGTON)
)ss.
COUNTY OF Pierce)

I certify that I know or have satisfactory evidence that D. Reed Kelley is the person who appeared before me, and said person acknowledged that he/she/they/it signed the instrument and acknowledged it to be his/her their/its free and voluntary act for the uses and purposes mentioned in the instrument.

LETA ANDERSON
Notary Public
State of Washington
My Appointment Expires
Feb 15, 2022

Dated: April 12, 2019
Signature: [signature]
Print Name: Leta Anderson
Notary Public in and for the State of Washington, Residing at: Pierce County
My Appointment Expires: 2/15/2022

(Use this space for notary stamp/seal.)

SG 1/28/19
[handwritten initials] 1-28-19

EXHIBIT "A"

Legal Description:

Parcel I:

The North half of the Southwest quarter of the Southeast quarter, Section 20, Township 24 North, Range 1 East, W.M., in Kitsap County, Washington.

Parcel II:
The South half of the Southwest quarter of the Southeast quarter, Section 20, Township 24 North, Range 1 East, W.M., in Kitsap County, Washington.

Parcel III:

Lots 289 through 401, Lots 404 through 456, and Lots 460 through 480, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington, the North boundary being the centerline of Yantic Avenue and its extensions Westerly and Easterly;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots;

EXCEPT those portions lying within parcels VII and VIII herein described.

Parcel IV:

An easement for access and utilities as more fully described in Auditor's File No. 3003025, and amended under Auditor's File No. 200510310444, being a portion of the Southeast quarter of the Northeast quarter, and the Southeast quarter, Section 20, Township 24 North, Range 1 East, W.M., in Kitsap County, Washington.

Said easement benefits the above-referenced Parcels I through III, inclusive.

Parcel V:

Lots 286, 287 and 288, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel VI:

Lots 457, 458 and 459, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots,

pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel VII:

Lots 402 and 403, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel VIII:

Lots 1 through 16, inclusive; Lots 20 and 21; Lots 23 through 29, inclusive; Lots 40 and 41; Lots 44 through 59, inclusive; Lots 63 through 75, inclusive; Lots 77 through 84, inclusive; Lots 87 through 95, inclusive; Lots 97 and 98; Lots 100 through 103, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel IX:

Lots 17 through 19, inclusive; Lots 60 through 62, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel X:

Lot 22, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XI:

Lots 30 through 39, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XII:

Lots 42 and 43, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XIII:

Lot 76, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XIV:

Lots 85 and 86, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XV:

Lot 96, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XVI:

Lot 99, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XVII:

Lots 104 through 106, inclusive; Lots 230 and 231, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XVIII:

Lot 107, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XIX:

Lots 108 through 111, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XX:

Lot 112; Lots 122 through 140, inclusive; Lots 142 through 149, inclusive; Lots 153 through 216, inclusive; Lots 227 through 229, inclusive; Lots 236 through 249, inclusive; and Lots 264 through 285, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XXI:

Lots 113 through 117, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XXII:

Lots 118 through 121, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XXIII:

Lot 141, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XXIV:

Lots 150 through 152, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XXV:

Lots 217 through 226, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XXVI:

Lots 232 through 235, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Parcel XXVII:

Lots 250 through 263, inclusive, Navy Yard Addition to Port Orchard City, according to the plat recorded in Volume 2 of Plats, Page 13, records of Kitsap County, Washington;

TOGETHER WITH that portion of abandoned streets of said Plat lying adjacent to and abutting said Lots, pursuant to Section 32 of Chapter 19 of the laws of the State of Washington, 1889-1890, Page 603, appurtenant to those Lots.

Abbreviated Legal:	Ptn SW/SE 20-24-1E; Lots 1 through 480, Navy Yard Addition to Port Orchard City
Parcel No(s):	202401-4-001-2004, 202401-4-002-2003, 4597-000-001-0000, 4597-000-042-0001, 4597-000-030-0005, 4597-000-017-0002, 4597-000-022-0005, 4597-000-076-0000, 4597-000-085-0009, 4597-000-096-0006, 4597-000-099-0003, 4597-000-104-0006, 4597-000-107-0003, 4597-000-108-0002, 4597-000-113-0005,

This page is only a part of a 2016 ALTA® Commitment for Title Insurance. This Commitment is not valid without the Notice; the Commitment to Issue Policy; the Commitment Conditions; Schedule A; Schedule B, Part I - Requirements; and Schedule B, Part II - Exceptions.

ALTA COMMITMENT FOR TITLE INSURANCE
SCHEDULE A

4597-000-118-0000, 4597-000-141-0001, 4597-000-150-0009,
4597-000-232-0001, 4597-000-217-0000, 4597-000-193-0008, and
4597-000-112-0204

Purported Address: 9000 W Werner Rd., Bremerton, WA 98312